Exhibit 99.2

 AngioDynamics  First Quarter Fiscal Year 2025 Earnings Presentation  October 3, 2024

 Forward-Looking Statements  2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2024. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

FY Q1 2025 Key Takeaways

Continued commercial and operational execution positions AngioDynamics to drive accelerated, profitable growth moving forward

CONTINUED COMMERCIAL EXECUTION

- +1.1% YoY pro forma revenue growth
- MedTech segment pro forma revenue growth of 8.7% YoY
- Auryon sales of $13.7 million, +24.9% YoY
- AlphaVac sales of $2.2 million, +21.1% YoY

ACHIEVED KEY CLINICAL & REGULATORY MILESTONES

- CE Mark approval in Europe for the Auryon System
- Filed FDA submission for NanoKnife prostate indication
- Initiated RECOVER-AV clinical trial

PROGRESSED TOWARDS PROFITABILITY

- Reported pro forma Adj. EBITDA loss of ($0.2)M, improving from ($1.1)M in Q1 FY24

SHIFT TO OUTSOURCED MANUFACTURING REMAINS ON TRACK

- Process expected to generate $15 million in annual cost savings in FY 2027

3

4  (3.6)% Pro Forma Growth  +8.7%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  48.2%  63.3%  Med Device  Med Tech  Q1 FY 2025 Pro Forma Financial Snapshot

 Med Tech - Auryon  5  Cumulative sales of over $140M since launch in Sept 2020  Launched Auryon XL Radial Catheter in FY24  Launched 1.7mm Catheter in Q1 FY25  European CE Mark approval in Q1 FY25  Period  Sales  YoY Growth  Q1 2025  $13.7M  24.9%

 Med Tech - Thrombus Management  6  AlphaVac  Completed APEX-AV IDE study in Pulmonary Embolism (PE) in Q3 FY24  Received FDA 510(k) & CE Mark for PE in Q4 FY24  Delivered sequential growth of 13% in Q1 FY25 over Q4 FY24  Initiated RECOVER-AV clinical trial in Europe in Q2 FY25  1Q 2025  Sales  YoY Growth  AngioVac  $5.8M  (8.0%)  AlphaVac  $2.2M  21.1%  Total Mech Thromb.  $8.0M  (1.6%)  Unifuse  $1.2  1.3%  Total Thrombus Mgmt.  $9.2  (1.3%)

 Med Tech - NanoKnife  7  Completed enrollment of PRESERVE trial in July of 2023, designed to prove that NanoKnife is a safe and effective treatment for men diagnosed with intermediate risk prostate cancer  Completed 12-month patient follow up in July 2024  Filed for FDA clearance in September 2024, in line with expectations and expect to receive an expanded indication for use in the treatment of prostate tissue by the end of calendar 2024  1Q 2025  Sales  YoY Growth  Disposables  $4.1M  (4.6)%  Capital  $1.0M  (15.0)%  Total  $5.1M  (6.9)%

 Med Device  8  1Q 2025  Sales  YoY Growth  Core Peripheral  $18.4M  (0.9%)  Venous / EVLT  $6.1M  0.5%  Ports  $9.4M  4.5%  Solero Microwave  $4.1M  (27.1%)  Alatus and Isoloc Balloons  $1.1M  (11.6%)  Other Med Device  $0.4M  (16.8%)  Total  $39.5M  (3.6)%

 Fiscal Year 2025 Guidance  9  Metric  Guidance  Full Year Net Sales  $282 - $288 million  Med Tech Net Sales  10 – 12% YoY growth  Med Device Net Sales  1 – 3% YoY growth  Gross Margin  52 - 53%  Adjusted EBITDA  ($2.5) - $0 million  Adjusted EPS  ($0.38) – ($0.42)  Reiterated all guidance components introduced on July 16, 2024

 10  Auryon  Received CE Mark in Q1 FY2025  Conducting limited market release in EU before transitioning to full market release  Continuing to increase penetration in the hospital setting in the U.S.   AlphaVac  Executing full commercial launch of PE indication in U.S. and CE Marked countries  Launch new products to refine and enhance usability  NanoKnife  Completed 12-month patient follow up in PRESERVE study  Filed FDA submission for prostate indication in September 2024  Expect FDA approval for prostate the end of calendar year 2024  Commercial launch for prostate following approval  Pursuing a specific prostate CPT code to add clarity to the reimbursement pathway     Fiscal Year 2025 Catalysts

 Appendix  11

 Reconciliation of GAAP to Non-GAAP Pro Forma Results for the Consolidated Income Statements  12  (in thousands, except per share data)

 Reconciliation of GAAP to Non-GAAP Adjusted Net Loss and EPS  13  Reconciliation of Net Loss to Adjusted EBITDA  (in thousands, except per share data)  (in thousands, except per share data)

 Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma Net Loss and EPS  14  Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma EBITDA  (in thousands, except per share data)  (in thousands, except per share data)

 15  Detail of “Acquisition, Restructuring and Other Items, net”

 16  Reconciliation of GAAP to Non-GAAP Pro Forma Results for Sales and Gross Margin by Product Category  (in thousands)